SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 9, 2012

Date of report (Date of earliest event reported)

SUNSHINE HEART, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35312	68-0533453
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 345-4200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

(e)                        On August 9, 2012 our stockholders approved the Sunshine Heart, Inc. Second Amended and Restated 2011 Equity Incentive Plan (“the Plan”).  The Plan was adopted by our board of directors on June 26, 2012, subject to stockholder approval. The full text of the Plan is set forth in Appendix A to the definitive proxy statement for our 2012 annual meeting of stockholders (the “Proxy Statement”) and a description of the Plan contained in the portion of the Proxy Statement entitled “Approval of an Amended and Restated Equity Incentive Plan (Proposal #4)” is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on August 9, 2012. The following matters were voted upon by the stockholders:

1.                      A proposal to elect two directors to our board of directors; the following directors were elected based on the votes listed below:

Nominee	For	Withheld	Broker Non-Vote
Geoffrey Brooke	3,541,382	86	423,737
David Rosa	3,541,397	71	423,737

2.                      For purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.1, Nasdaq Listing Rule 5635(d) and for all other purposes, a proposal to approve the issuance and sale of up to 10,000,000 shares of common stock to investors in a public offering, the over-allotment option, the potential 20% upsizing and the pre-emptive rights (if any) as described in the Proxy Statement; the proposal obtained approval based on the following vote:

For	Against	Abstain	Broker Non-Vote
3,539,432	1,850	186	423,737

3.                      For purposes of ASX Listing Rule 7.4 and for all other purposes, a proposal to ratify our issuance and sale of (a) 256,875 shares of common stock; and (b) warrants to purchase 85,616 shares of common stock, issued to U.S. accredited investors and Australian institutional investors and to Summer Street Research Partners, our placement agent, and its registered representatives in connection with our February 8, 2012 private placement; the proposal obtained approval based on the following vote:

For	Against	Abstain	Broker Non-Vote
3,537,032	4,250	186	423,737

4.                      A proposal to approve (a) the Plan; (b) the issuance of securities under the Plan for the purposes of Exception 9 of ASX Listing Rule 7.2; and (c) the Plan for purposes of Section 162(m) of the U.S. Internal Revenue Code and for all other purposes; the proposal obtained approval based on the following vote:

For	Against	Abstain	Broker Non-Vote
3,539,482	1,900	86	423,737

5.                      A proposal to ratify the appointment of Ernst & Young, LLP as our independent auditor for the fiscal year ending December 31, 2012; the proposal obtained approval based on the following vote:

For	Against	Abstain	Broker Non-Vote
3,843,705	500	121,000	—

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

10.1

Sunshine Heart, Inc. Second Amended and Restated 2011Equity Incentive Plan (incorporated by reference to Appendix A to our Definitive Proxy Statement filed with the Securities and Exchange Commission on July 27, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSHINE HEART, INC.

Date: August 9, 2012	By:	/s/ Jeffrey Mathiesen
Jeffrey Mathiesen
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1

Sunshine Heart, Inc. Second Amended and Restated 2011Equity Incentive Plan (incorporated by reference to Appendix A to our Definitive Proxy Statement filed with the Securities and Exchange Commission on July 27, 2012).